Dreyfus
New Jersey
Municipal
Money Market
Fund, Inc.
Annual Report

January 31, 1997

Dreyfus New Jersey Municipal Money Market Fund, Inc.
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for Dreyfus New Jersey Municipal Money Market Fund, Inc. for its fiscal year ended January 31, 1997. Your Fund produced an annualized yield of 2.71%, and after taking into account the effect of compounding, the annualized effective yield was 2.74%.*

THE ECONOMY
   In recent months, the U.S. economy appeared to be advancing more rapidly than it had been previously, as incoming data reflected an accelerated pace. December's strong gains in non-farm payrolls and the length of the workweek, along with upward revisions of both for November, convinced many analysts that fourth quarter Gross Domestic Product (GDP) growth would be strong--in the 4% range. Their estimates were, in actuality, low, as the reported GDP rate was a brisk 4.7%. While such strong economic growth has not yet produced higher inflation, forthcoming data on wage and benefits growth, home sales, and purchasing managers' outlays may rekindle inflation concerns. Some Federal Reserve Board (the "Fed") officials have been voicing concern already, although Fed Chairman Greenspan gave little sense of urgency in his commentary to the Senate Budget Committee on January 21. Additionally, the Fed Beige Book survey of national economic conditions contained few hints of price pressures.
   Given these indications, the Fed seems likely to rely on anti-inflation rhetoric rather than action until evidence of price pressures becomes more persuasive. Nonetheless, words of caution from Fed Chairman Alan Greenspan during December, and January's robust economic data, have pushed up market interest rates on six-month to one-year money market securities, as investors begin to see the possibility of higher rates ahead.

MARKET/PORTFOLIO OVERVIEW
   The economic picture is always an important component of our overall portfolio strategy. However, market expectations can also affect the short-term municipal market--as was the case in this most recent period. The anticipation of Federal Reserve activity prior to the Presidential election this past November left the market jittery, while the lack of Fed action in the weeks following the election helped settle the market into a trading range. However, various other influences which affect our market (most specifically supply/demand) can lead us to adjust our strategy, and result in a portfolio structure and/or average maturity which may not appear to coincide exactly with interest rate moves, economic conditions, or forecasts. For example, during this period, one might have expected that your Fund's average maturity would be relatively short in expectation of higher rates. However, we were comfortable extending the average maturity beyond 50 days, and locking in attractive rates as 1996 drew to a close, due to the expectation of limited availability of high quality municipal note issues in early 1997. This strategy served us well when rates dropped significantly (albeit temporarily) in January, and also leaves flexibility to extend further should conditions warrant and opportunities arise. However, in the New Jersey market specifically, our effort to extend was, at times, hampered by the lack of high quality New Jersey-exempt issues. This scarcity often necessitates paying a premium for New Jersey notes.
   In the coming months, we expect additional technical market situations to occur such as increased redemptions due to tax payments during April and the maturation of significant note issues in June. As a result of these anticipated market events, we expect to adjust the Portfolio's composition to respond to the supply and cash flow changes in an effort to maximize your Fund's yield performance. As we endeavor to accomplish this, we will continue to commit to those issues which meet our high quality investment guidelines and which provide the appropriate level of liquidity for your Fund's needs. Additionally, we will monitor those conditions which affect our marketplace and adjust our investment policy where necessary in seeking to enhance your Fund's performance.
   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

                                       Very truly yours,



                                       Richard J. Moynihan
                                       Director, Municipal Portfolio Management
                                       The Dreyfus Corporation

February 17, 1997
New York, N.Y.

*Annualized effective yield is based upon dividends declared daily and reinvested monthly. Yield fluctuates and past performance is no guarantee of future results.

Dreyfus New Jersey Municipal Money Market Fund, Inc.
------------------------------------------------------------------------------
Statement of Investments                                      January 31, 1997

                                                                                 Principal
Tax Exempt Investments--100.0%                                                     Amount             Value
----------------------------------------------------------------------------- ----------------      ----------
New Jersey--90.1%
Atlantic County Improvement Authority, Revenue, VRDN
   (Aces Pooled Government Loan Program) 3.35% (LOC; Midland Bank) (a,b).....   $  4,800,000       $  4,800,000
Township of East Brunswick, BAN 3.75%, 1/2/98................................     19,000,000         19,050,535
Essex County Improvement Authority, Revenue, VRDN
   (Aces Pooled Government Loan Program) 3.25% (LOC; Banco Santander) (a,b)..     18,800,000         18,800,000
Fort Lee, TAN 4.25%, 2/7/97..................................................      7,000,000          7,000,580
Hudson County Improvement Authority, VRDN (Essential Purpose Pooled
   Government Loan) 3.45% (LOC: Comerica Bank and Fuji Bank) (a,b)...........     16,240,000         16,240,000
Hunterdon County, BAN 3.75%, 5/23/97.........................................     13,850,000         13,854,055
Middlesex County, BAN 3.90%, 6/25/97.........................................     36,900,000         36,901,314
Monmouth County Improvement Authority, Revenue, VRDN
   (Aces Pooled Government Loan Program) 3.40% (LOC; Union Bank of
     Switzerland) (a,b)......................................................     25,000,000         25,000,000
Morristown, BAN 4.125%, 5/8/97...............................................     10,700,000         10,710,441
New Jersey Economic Development Authority, VRDN:
   Docks Facilities Revenue, Refunding
     (Bayonne/IMTT Project) 3.40%, Series A (LOC; ABN-Amro Bank) (a,b).......      6,500,000          6,500,000
   EDR:
     (Black Horse Pike Limited Project)
       3.95% (Corp. Guaranty; Household Finance Corp.) (a)...................      5,400,000          5,400,000
     (Exit 8A Limited Partnership Project) 3.55% (LOC; Bank of
       Tokyo-Mitsubishi) (a,b)...............................................      6,600,000          6,600,000
     (Merck and Co. Inc.) 4.05%, Series A (a)................................      1,000,000          1,000,000
     Refunding (Hartz and Rex Associates) 3.675%, Series B (LOC; Bankers
       Trust) (a,b)..........................................................      2,000,000          2,000,000
     (White Horse Pike Limited Project)
       3.80% (Corp. Guaranty; Household Finance Corp.) (a)...................      7,600,000          7,600,000
   First Mortgage Gross Revenue
     (Franciscan Oaks Project) 3.35%, Series B (LOC; Bank of Scotland) (a,b).      3,500,000          3,500,000
   Mortgage Facilities Revenue
     (Rennoc Corp. Project) 3.50% (LOC; Philadelphia National Bank) (a,b)....      4,505,000          4,505,000
   PCR:
     (Hoffman La Roche Project) 3.30% (LOC; Bankers Trust) (a,b).............     20,000,000         20,000,000
     Refunding (Public Service Electric and Gas Co.)
       3.10%, Series A (Insured; MBIA and Liquidity Facility; Swiss Bank
         Corp.) (a)..........................................................      7,300,000          7,300,000
   Water Facilities Revenue, Refunding:
     3.35%, Series A (Insured; AMBAC and Liquidity Facility; The Bank of New
       York) (a).............................................................      5,000,000          5,000,000
     3.50%, Series C (Insured; AMBAC and Liquidity Facility; The Bank of New
       York) (a).............................................................      4,100,000          4,100,000
New Jersey Health Care Facilities Financing Authority, VRDN
   (Hospital Capital Asset Financing):
     3.35%, Series A (LOC; Chase Manhattan Bank) (a,b).......................     13,200,000         13,200,000
     3.35%, Series D (LOC; Chase Manhattan Bank) (a,b).......................     12,000,000         12,000,000

Dreyfus New Jersey Municipal Money Market Fund, Inc.
-----------------------------------------------------------------------------
Statement of Investments (continued)                         January 31, 1997



                                                                                 Principal
Tax Exempt Investments (continued)                                                 Amount             Value
----------------------------------------------------------------------------- ----------------      ----------
New Jersey Sports and Exposition Authority, State Contract, VRDN
   3.35%, Series C (Insured; MBIA and Liquidity Facility; Barclay de
     Zotte) (a)..............................................................   $  18,900,000     $  18,900,000
New Jersey Turnpike Authority, Turnpike Revenue, Refunding, VRDN
   3.35%, Series D (Insured; FGIC and Liquidity Facility; Societe Generale) (a)    72,100,000        72,100,000
Passaic County, BAN:
   4%, 4/4/97................................................................      5,000,000          5,003,066
   4.25%, Series B, 6/25/97..................................................     15,000,000         15,019,884
   4.50%, 9/26/97............................................................     23,000,000         23,076,015
Port Authority of New York and New Jersey:
   CP 3.45%, 3/18/97 (Liquidity Facility; Bank of Nova Scotia)...............      6,725,000          6,725,000
   VRDN:
     Certificates Partnership 3.20% (a)......................................      5,688,000          5,688,000
     Special Obligation Revenue, Versatile Structure Obligation:
       3.60%, Series 2 (LOC; Morgan Guaranty Trust Co.) (a,b)................     20,000,000         20,000,000
       3.65%, Series 3 (SPBA; Morgan Guaranty Trust Co.) (a).................      8,800,000          8,800,000
       3.65%, Series 5 (Liquidity Facility; Bayerische Landesbank) (a).......     31,000,000         31,000,000
       3.70%, Series 4 (LOC; Landesbank Hessen) (a,b)........................     11,900,000         11,900,000
State of New Jersey, CP, TRAN
   3.50%, Series 96, 2/7/97 (Liquidity Facility; Union Bank of Switzerland)..     11,000,000         11,000,000

U.S. Related--9.9%
Commonwealth of Puerto Rico, TRAN 4%, Series A, 7/30/97......................     21,000,000         21,057,638
Commonwealth of Puerto Rico Government Development Bank:
   CP:
     3.25%, 3/7/97...........................................................      5,000,000          5,000,000
     3.45%, 3/14/97..........................................................     12,000,000         12,000,000
   Refunding, VRDN 3.20%, (LOC; Credit Suisse) (a,b).........................      4,100,000          4,100,000
Commonwealth of Puerto Rico Highway and Transportation Authority,
   Highway Revenue, VRDN 3.20%, Series X (LOC: Landesbank Hessen, Swiss Bank Corp.
     and Union Bank of Switzerland) (a,b)....................................     10,775,000         10,775,000
                                                                                                   ------------
TOTAL INVESTMENTS (cost $533,206,528)........................................                      $533,206,528
                                                                                                   ============

Dreyfus New Jersey Municipal Money Market Fund, Inc.
---------------------------------------------------------------------------

Summary of Abbreviations
---------------------------------------------------------------------------

AMBAC      American Municipal Bond Assurance Corporation    MBIA       Municipal Bond Investors Assurance
BAN        Bond Anticipation Notes                                       Insurance Corporation
CP         Commercial Paper                                 PCR        Pollution Control Revenue
EDR        Economic Development Revenue                     SBPA       Standby Bond Purchase Agreement
FGIC       Financial Guaranty Insurance Company             TAN        Tax Anticipation Notes
LOC        Letter of Credit                                 TRAN       Tax and Revenue Anticipation Notes
                                                            VRDN       Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
----------------------------------------------------------------------------


Fitch (c)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         --------                       ----------------          ------------------
F1+/F1                         VMIG1/MIG1, P1(d)              SP1+/SP1, A1+/A1(d)                68.5%
AAA/AA (e)                     Aaa/Aa (e)                     AAA/AA (e)                          8.2
Not Rated (f)                  Not Rated (f)                  Not Rated (f)                      23.3
                                                                                              -------
                                                                                                100.0%
                                                                                              =======

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(b) Secured by letters of credit. At January 31, 1997, 32.1% of the Fund's net assets are backed by letters of credit issued by domestic banks and foreign banks.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
(e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
(f) Securities which, while not rated by Fitch, Moody's and Standard and Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.


                       See notes to financial statements.

Dreyfus New Jersey Municipal Money Market Fund, Inc.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                             January 31, 1997

                                                                                                   Cost            Value
                                                                                               ------------     ------------
ASSETS:                       Investments in securities--See Statement of Investments          $533,206,528     $533,206,528
                              Cash.............................................                                    1,085,213
                              Receivable for investment securities sold........                                   23,004,033
                              Interest receivable..............................                                    4,376,914
                              Prepaid expenses.................................                                       32,367
                                                                                                                ------------
                                                                                                                 561,705,055
                                                                                                                ------------
LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                      298,342
                              Accrued expenses and other liabilities...........                                      146,977
                                                                                                                ------------
                                                                                                                     445,319
                                                                                                                ------------
NET ASSETS.....................................................................                                 $561,259,736
                                                                                                                ============
REPRESENTED BY:               Paid-in capital..................................                                 $561,422,354
                              Accumulated net realized gain (loss) on investments                                   (162,618)
                                                                                                                ------------
NET ASSETS.....................................................................                                 $561,259,736
                                                                                                                ============
SHARES OUTSTANDING
(2 billion shares of $.001 par value Common Stock authorized)..................                                  561,422,354

NET ASSET VALUE, offering and redemption price per share.......................                                        $1.00
                                                                                                                       =====

                       See notes to financial statements.

Dreyfus New Jersey Municipal Money Market Fund, Inc.
-------------------------------------------------------------------------------
Statement of Operations                             Year Ended January 31, 1997


INVESTMENT INCOME

INCOME                        Interest Income.................................                                  $20,160,113

EXPENSES:                     Management fee--Note 2(a).......................                $2,992,557
                              Shareholder servicing costs--Note 2(b)..........                   747,697
                              Custodian fees..................................                    55,894
                              Professional fees...............................                    44,533
                              Directors' fees and expenses--Note 2(c).........                    40,489
                              Prospectus and shareholders' reports............                    15,025
                              Registration fees...............................                    10,081
                              Miscellaneous...................................                    18,872
                                                                                              ----------
                                   Net Expenses...............................                                    3,925,148
                                                                                                                -----------
INVESTMENT INCOME--NET........................................................                                   16,234,965

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b)............................                                       (4,210)
                                                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                  $16,230,755
                                                                                                                ===========

                      See notes to financial statements.

Dreyfus New Jersey Municipal Money Market Fund, Inc.
------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                              Year Ended          Year Ended
                                                                           January 31, 1997    January 31, 1996
                                                                           ----------------    ----------------
OPERATIONS:
  Investment income--net................................................    $   16,234,965      $   22,702,856
  Net realized gain (loss) on investments...............................            (4,210)           (105,913)
                                                                            --------------      --------------

      Net Increase (Decrease) in Net Assets Resulting from Operations...        16,230,755          22,596,943
                                                                            --------------      --------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net................................................       (16,234,965)        (22,702,856)
                                                                            --------------      --------------
CAPITAL STOCK TRANSACTIONS($1.00 per share):
  Net proceeds from shares sold........................................        653,656,150       1,018,590,073
  Dividends reinvested.................................................         14,796,841          20,668,702
  Cost of shares redeemed..............................................       (754,746,193)     (1,164,508,518)
                                                                            --------------      --------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions        (86,293,202)       (125,249,743)
                                                                            --------------      --------------
        Total Increase (Decrease) in Net Assets........................        (86,297,412)       (125,355,656)

NET ASSETS:
  Beginning of Period..................................................        647,557,148         772,912,804
                                                                            --------------      --------------
  End of Period........................................................     $  561,259,736      $  647,557,148
                                                                            --------------      --------------
                                                                            --------------      --------------


                       See notes to financial statements.

Dreyfus New Jersey Municipal Money Market Fund, Inc.
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                          Year Ended January 31,
                                                         -----------------------------------------------------
PER SHARE DATA:                                            1997       1996        1995        1994       1993
                                                         ------      ------      ------     ------      ------
   Net asset value, beginning of period........          $1.00       $1.00       $1.00      $1.00       $1.00
                                                         -----       -----       -----      -----       -----
   Investment Operations:
   Investment income--net.......................          .027        .032        .025       .021        .027
                                                         -----       -----       -----      -----       -----
   Distributions:
   Dividends from investment income--net........         (.027)      (.032)      (.025)     (.021)      (.027)
                                                         -----       -----       -----      -----       -----
   Net asset value, end of period..............          $1.00       $1.00       $1.00      $1.00       $1.00
                                                         -----       -----       -----      -----       -----
                                                         -----       -----       -----      -----       -----
TOTAL INVESTMENT RETURN........................           2.75%       3.25%       2.55%      2.12%       2.68%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.....            .65%        .59%        .42%       .35%        .32%
   Ratio of net investment income
      to average net assets....................           2.71%       3.21%       2.52%      2.10%       2.65%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager.......             --         .06%        .22%       .30%        .32%
   Net Assets, end of period (000's Omitted)...       $561,260    $647,557    $772,913   $778,236    $781,600

                       See notes to financial statements.

Dreyfus New Jersey Municipal Money Market Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
   Dreyfus New Jersey Municipal Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and State of New Jersey income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
   It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
   (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
   (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
   The Fund has an unused capital loss carryover of approximately $163,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 1997. If not applied, $900 of the carryover expires in fiscal 2000, $2,300 expires in fiscal 2002, $39,800 expires in fiscal 2003, $115,000 expires in fiscal 2004 and $5,000 expires in fiscal 2005.

Dreyfus New Jersey Municipal Money Market Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   At January 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2--Management Fee and Other Transactions With Affiliates:
   (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly.
   (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended January 31, 1997, the Fund was charged an aggregate of $344,117 pursuant to the Shareholder Services Plan.
   The Fund compensates Dreyfus Transfer, Inc., a wholly owned subsidiary of the Manager, under a transfer agency agreement, for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $264,358 during the period ended January 31, 1997.
   (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus New Jersey Municipal Money Market Fund, Inc.
-----------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus New Jersey Municipal Money Market Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of Dreyfus New Jersey Municipal Money Market Fund, Inc., including the statement of investments, as of January 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New Jersey Municipal Money Market Fund, Inc. at January 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                              Ernst & Young LLP


New York, New York
March 7, 1997

Dreyfus New Jersey Municipal Money Market Fund, Inc.
------------------------------------------------------------------------------
Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended January 31, 1997 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).

Dreyfus New Jersey
Municipal Money Market Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940



Printed in U.S.A.                      758AR971